EXHIBIT 99.6

ASSIGNMENT OF FEES

AGREEMENT

This ASSIGNMENT OF FEES AGREEMENT (this "Assignment") is made effective as of the 1st day of January 2015 by and among UMT HOLDINGS, L.P., a Delaware limited partnership whose address is 1301 Municipal Way, Suite 220, Grapevine, Texas 76051 (the "ASSIGNOR") and UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland, whose address is 1301 Municipal Way, Grapevine, Texas 76051 (the "ASSIGNEE”).

WITNESSETH :

WHEREAS, certain affiliates (the “Obligors” or an “Obligor”) of the ASSIGNOR, are indebted to the ASSIGNEE (the “Indebtedness”) pursuant to certain lending arrangements including (i) certain deficiency loans (“Deficiency Loans”) owing from UMTH Lending Company, L.P. (“UMTHLC”), (ii) certain recourse loans owing from other affiliates (the “Recourse Obligations”) and (iii) certain payment obligations of UMTH in favor of ASSIGNEE in connection with that certain Indemnification Agreement dated December 31, 2005 (the “Indemnification Agreement”) originally executed by UMTH in favor of Ready America Funding Corp., a Texas corporation (“RAFC”), which Indemnification Agreement secures deficiency obligations owing to RAFC by Wonder Funding Corp., a Texas corporation and affiliate of RAFC, and which Indemnification Agreement was subsequently assigned to ASSIGNEE pursuant to that certain Assignment of Indemnification Agreement as Collateral effectively dated July 1, 2007 (the “Wonder Funding Indemnification Obligations”).

WHEREAS, ASSIGNOR desires the ASSIGNEE to make certain modifications to the existing indebtedness of the Obligors to ASSIGNEE, such Indebtedness, as so modified being evidenced by those certain Amended and Restated Notes dated effective January 1, 2015 as set forth on Exhibit A delivered or to be delivered by Obligors to ASSIGNEE, including all amendments, renewals and extensions thereof (the “Notes”) and ASSIGNEE has required that ASSIGNOR execute and deliver this Assignment to ASSIGNEE as a condition to such modifications of the indebtedness of Obligors to ASSIGNEE.

WHEREAS, in addition to making this Assignment to induce ASSIGNEE to make the modifications to the Indebtedness and further as security for the performance of Obligors’ obligations to ASSIGNEE under the Notes and the Wonder Funding Indemnification Obligations, ASSIGNOR desires to make the assignment of fees to ASSIGNEE herein in order to assist Obligors with their repayment obligations of the Indebtedness.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

1.                     Present Assignment and Payment of Fees. ASSIGNOR hereby assigns all income and services fees payable to ASSIGNOR (the “Fees”) under the securitization transactions with Bayview Financial, L.P. and/or Bayview Financial Trading Group, L.P., together with a present right of set off in favor of ASSIGNEE. ASSIGNEE may offset against and may apply all Fees to the Obligations, as hereinafter defined, and until all Obligations have been paid in full, all rights to such Fees shall remain subject to the assignment, lien and security interest of this Assignment. ASSIGNEE shall apply the Fees to the Obligations (as hereinafter defined) in the manner described below and until all Obligations have been paid and discharged, all Fees shall remain subject to the assignment, lien, right of set off and security interest of this Assignment.

2.                     Assignment of Fees as Collateral. ASSIGNOR hereby grants to ASSIGNEE a security interest in and assigns to ASSIGNEE all right, title and interest in the Fees as security for (i) the performance and payment by Obligors of the Indebtedness, (ii) the performance of all obligations of ASSIGNEE under this Assignment, and (iii) any expenses and attorneys' fees incurred by ASSIGNEE under this Assignment, the Notes, the Wonder Funding Indemnification Obligations or any other document or instrument related thereto (collectively, the "Obligations”).

3.                     Application of Payments. All amounts paid to or received by the ASSIGNEE in respect of the Indebtedness from whatever source (whether from ASSIGNOR, an Obligor, or any realization upon any security, or otherwise) shall be applied:

(a)                first, to reimburse ASSIGNEE for all attorneys’ fees, court costs or other costs or expenses incurred by ASSIGNEE which are reimbursable to ASSIGNEE in accordance with the Notes, the Wonder Funding Indemnification Obligations and any other document or instrument related to the Indebtedness;

(b)               next, to unpaid accrued interest and then to the outstanding principal of the Notes from UMTHLC;

(c)                next, to any amounts due under the Wonder Funding Indemnification Obligations;

(d)               next, to unpaid accrued interest and then to the outstanding principal of the Notes evidencing the Recourse Obligations; and

(e)                finally, to the payment of any other outstanding obligations under the foregoing instruments and agreements.

4.                     Representations, Warranties and Further Covenants. ASSIGNOR represents and warrants to ASSIGNEE and agrees with ASSIGNEE that:

(a)                ASSIGNOR’s exact legal name and address are as set forth in the preamble of this Assignment;

(b)               no previous assignment of its interest in the Fees has been made, and ASSIGNOR agrees not to further assign, sell, pledge, transfer, mortgage or otherwise encumber its interest in said rights so long as this Assignment is in effect ;

(c)                ASSIGNOR has the full power, right and authority to enter into this Assignment and to pledge, mortgage, assign, transfer, deliver, deposit, set over and confirm the Fees to ASSIGNEE as provided herein;

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(d)               ASSIGNOR has obtained all necessary consents, approvals, authorizations or orders of any person, corporation, partnership, trust, governmental entity, or other entity required for the execution and delivery of this Assignment as provided herein; and

(e)                the execution and delivery of this Assignment and the performance of its terms, will not violate or constitute a default under the terms of any other agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the ASSIGNOR; and

(f)                there are no actions or proceedings which are threatened or pending against ASSIGNOR which might result in any material adverse change in ASSIGNOR's financial condition or which might materially affect any of ASSIGNOR's assets.

The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Assignment.

5.                     Covenants. ASSIGNOR covenants and agrees that, until payment in full of all of the Obligations is made, ASSIGNOR:

(a)                will not, without the prior written consent of ASSIGNEE, attempt to or further sell, assign, transfer, mortgage, pledge or otherwise further encumber any of ASSIGNOR's rights in or to the Fees or grant a lien therein to any other party;

(b)               make, consent or suffer to occur any change in ASSIGNOR’s interest in the Fees or in ASSIGNOR’s rights thereto, without the prior written consent of ASSIGNEE;

(c)                will, at ASSIGNOR's expense, obtain, execute, acknowledge and deliver all such instruments and take all such action necessary (or as ASSIGNEE may from time to time request) in order to ensure that ASSIGNEE shall have and retain the benefits of the assignment, lien and security interest in the Fees granted hereby;

(d)               hereby irrevocably authorizes the ASSIGNEE to file financing statement(s) describing the Fees in all public offices deemed necessary by the ASSIGNEE, and to take any and all actions, including, without limitation, filing all financing statements, continuation financing statements and all other documents that the ASSIGNEE may reasonably determine to be necessary to perfect and maintain the ASSIGNEE's security interests in the Fees. ASSIGNOR shall pay the cost of filing or recording all financing statement(s) and other documents. ASSIGNOR agrees to execute and deliver promptly to the ASSIGNEE all financing statements, continuation financing statements, assignments, and all other documents that the ASSIGNEE may reasonably request in form satisfactory to the ASSIGNEE to perfect and maintain the ASSIGNEE's security interest in the Fees;

(e)                shall promptly notify ASSIGNEE in writing of the initiation of any suits or proceedings before any court, government agency, arbitration panel or administrative tribunal, which may result in any material adverse change (i) in the Fees, or (ii) in the property or financial condition of the ASSIGNOR.

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6.                     Default. Each of the following will be an Event of Default hereunder (each, an "Event of Default"): (a)the default in the payment or performance of the Obligations or any part thereof;

(b)               the occurrence of a default or an Event of Default under any instrument or agreement evidencing, guarantying or securing any of the Obligations;

(c)                the failure of ASSIGNOR to perform or observe any of the covenants or other provisions of this Assignment;

(d)               any breach by ASSIGNOR of any representations made in this Assignment or any misrepresentation by ASSIGNOR to ASSIGNEE in this Assignment;

(e)                the issuance of a court order, lien or attachment against any part of the Fees;

(f)                the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of ASSIGNOR in an involuntary bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator for ASSIGNOR or for any substantial part of its properties, or the filing and pendency for thirty (30) days without dismissal of a petition initiating an involuntary case under any such bankruptcy, insolvency or other similar law;

(g)               the commencement by ASSIGNOR of a voluntary case under any applicable bankruptcy, insolvency or other similarly law now or hereafter in effect, or the consent by ASSIGNOR to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of ASSIGNOR or of any substantial part of its properties, or the making by either of them of any general assignment for the benefit of creditors, or the failure of ASSIGNOR generally to pay its debts as such debts become due;

(h)               the death or dissolution of ASSIGNOR;

(i)                 the hypothecation (including by means of any assignment, mortgage, pledge or grant of a security interest therein) of any of the Fees; or

(j)                 the sale, assignment or transfer of the ASSIGNOR’s interest in the Fees or any portion thereof, by instrument, conveyance, operation of law or otherwise;

7.                     Remedies Upon Default. Upon the occurrence of an Event of Default under this Assignment, as defined above, ASSIGNEE shall have the following rights and options:

(a)                To exercise those rights granted to it under this Assignment, or any related document;

(b)               To demand, collect, sue for, receive, compromise, compound and adjust all disbursements of capital and/or all monies due ASSIGNOR for any reason whatsoever with respect to the Fees at any time thereafter; and

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(c)                To pursue ASSIGNEE’s remedies with respect to any collateral under this Assignment as a secured creditor under the Uniform Commercial Code or other provisions of applicable law.

8.                     Waiver. No delay on ASSIGNEE's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon ASSIGNOR by ASSIGNEE with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair ASSIGNEE's right to take any action or to exercise any power of sale, lien option, or any other right hereunder without notice or demand, or prejudice ASSIGNEE's rights as against ASSIGNOR in any respect. In addition, no waiver of any Event of Default will be deemed to be a waiver of any subsequent Event of Default and no action taken by ASSIGNEE hereunder shall in any way impair or limit ASSIGNEE's right to exercise any or all rights or remedies ASSIGNEE may otherwise have against ASSIGNOR with respect to any Obligations. This Assignment shall not, in any manner, be construed as a compromise of any Obligations except to the extent that any Fees are applied to reduce the Obligations and then only to the extent and in the amount of such Fees actually received by ASSIGNEE. This is an absolute, unconditional and continuing assignment and will remain in full force and effect until the Obligations have been fully paid to ASSIGNEE at which time this Assignment shall terminate and the Fees and all rights thereto shall revert back to ASSIGNOR. This Assignment will extend to and cover renewals of the Obligations and any number of extensions of time for payment thereof and will not be affected by any surrender, exchange, acceptance or release by ASSIGNEE of any other pledge or any security held by it for any of the Obligations. ASSIGNEE shall have absolute discretion in the manner and order of application of the Fees to the repayment of the Obligations. Notice of acceptance of this assignment, notice of extensions of credit to ASSIGNOR from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of ASSIGNEE to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-611 are hereby waived.

9.                     Miscellaneous. This Assignment shall be binding upon ASSIGNOR and ASSIGNOR's heirs, administrators, successors and assigns, and shall inure to the benefit of, and be enforceable by, the ASSIGNEE and its successors, transferees and assigns. None of the terms or provisions of this Assignment may be waived, altered, modified or amended except in writing duly signed for and on behalf of the ASSIGNEE and the ASSIGNOR. Additionally, this Assignment may be executed in any number of counterparts, which counterparts shall, collectively and separately, constitute one agreement. If any term or provision set forth in this Assignment shall be deemed invalid or unenforceable, the remainder of this Assignment other than such provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

10.                   Notices. Any notices under or pursuant to this Assignment shall be deemed duly sent when delivered by facsimile transmission, with electronic confirmation of delivery, or when mailed by overnight courier service, with the signature of the recipient upon delivery, addressed as follows:

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If to ASSIGNEE, to:	United Mortgage Trust
1301 Municipal Way, Suite 220
Grapevine, Texas 76051
Attention: ________________

If to ASSIGNOR, to:	UMT Holdings, L.P.
1301 Municipal Way, Suite 220
Grapevine, Texas 76051
Attention: ________________

11.                   Governing Law. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the domestic laws of the state of Delaware without regard to principles of conflicts of laws that would require the application of the laws of another state.

[Signature pages follow]

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This Assignment is executed and delivered effective as of the day and year set forth above.

ASSIGNOR:

UMT HOLDINGS, L.P.

By:
Name:
Title:	President

[Signature Page - Assignment of Fees Agreement]

This Assignment is executed and delivered effective as of the day and year set forth above.

ASSIGNEE:

UNITED MORTGAGE TRUST

By:
Name:
Title:	President

[Signature Page - Assignment of Fees Agreement]

Exhibit A

Amended and Restated Notes dated effective January 1, 2015

Obligor	Principal Balance
UMTH Lending Company, L.P. Amended and Restated Note No. 1	$11,500,000
UMTH Lending Company, L.P. Amended and Restated Note No. 2	$31,948,950
Capital Reserve Group, Inc. Amended and Restated Note No. 1	$322,284
Capital Reserve Group, Inc. Amended and Restated Note No. 2	$5,306,452
Ready America Funding Corp. Amended and Restated Note No. 1	$1,086,849
Ready America Funding Corp. Amended and Restated Note No. 2	$17,895,149
Ready America Funding Corp./Wonder Funding Obligations Amended and Restated Note No. 1	$139,943
Ready America Funding Corp./Wonder Funding Obligations Amended and Restated Note No. 2	$2,304,188
South Central Mortgage, Inc. Amended and Restated Note No. 1	$250,924
South Central Mortgage, Inc. Amended and Restated Note No. 2	$4,131,500

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